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                                                                    Exhibit 23.1

KPMG
    700 Louisiana                                         Telephone 713 319 2000
    Houston, TX 77002                                     Fax 713 319 2041







                        INDEPENDENT ACCOUNTANT'S CONSENT



The Board of Directors Maxxim Medical, Inc. and Subsidiaries:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                      KPMG LLP



March 13, 2000